United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4743

(Investment Company Act File Number)

Federated Equity Income Fund, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/19

Date of Reporting Period: 11/30/19

Item 1.	Reports to Stockholders

Annual Shareholder Report
November 30, 2019
Share Class | Ticker	A | LEIFX	B | LEIBX	C | LEICX
	F | LFEIX	R | FDERX	Institutional | LEISX

Federated Equity Income Fund, Inc.
Fund Established 1986

IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated Equity Income Fund, Inc.
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2018 through November 30, 2019. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Equity Income Fund, Inc. (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2019, was 6.34% for Class A Shares, 5.46% for Class B Shares, 5.51% for Class C Shares, 6.02% for Class F Shares, 6.17% for Class R Shares and 6.56% for Institutional Shares. The 6.56% total return of the Institutional Shares for the reporting period consisted of 1.06% in price appreciation and 5.50% in reinvested dividends. The total return of the Russell 1000® Value Index (“R1000V”),1 a broad-based securities market index, was 11.33% for the same period. The total return of the Morningstar Large Value Funds Average (“MLVFA”),2 a peer group average of the Fund, was 10.33% during the same period. The Fund's and MLVFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the R1000V.
The Fund's investment strategy focused on stocks of dividend-paying companies3 with favorable valuations, strong balance sheets and improving business fundamentals in order to achieve the Fund's objective of providing above average income and capital appreciation. The Fund's portfolio managers focused on realization of the Fund's total return and income objectives by purchasing and holding income-producing equity securities with favorable valuation levels. During the reporting period, the most significant factors affecting the Fund's performance relative to the R1000V were sector allocation and security selection.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
During the reporting period, domestic equity markets including the S&P 500 Index (S&P 500)4 marked all-time highs despite several pockets of heightened volatility, especially in December 2018. Similar to last year, trade and tariff rhetoric dominated headlines throughout the reporting period which weighed on the manufacturing segment of the economy. In addition, the actions of the U.S. Federal Reserve (the “Fed”) attracted the attention of investors during the reporting period. Following years of steady increases to the federal funds target interest rate, the Fed cut rates by 25 basis points three separate times in the second half of 2019. Equity investors viewed the pivot to a dovish monetary policy as a significant tailwind and reduced the probability of a Fed-driven recession. On the U.S.-China trade front, as we head into 2020, tensions seem to be easing following a year of ups and downs surrounding the dispute but there was no signed agreement as of period end.
Annual Shareholder Report

The S&P 500 returned 16.11% for the reporting period. In general for the reporting period, growth stocks significantly outperformed value stocks. The S&P 500's performance in the Information Technology, Communication Services and Real Estate sectors outweighed weaker performance in the Energy, Health Care and Materials sectors.
U.S. Treasury yields ended the reporting period with a flatter curve with short rates, as measured by the 2-year U.S. Treasury yield, falling 118 basis points and long rates, as measured by the 10-year U.S. Treasury yield, falling 121 basis points. Continued strong job growth, one rate hike and then three rate cuts during the reporting period, and the worry of an impending recession drove the yield curve to flatten. During the reporting period, the 10-year U.S. Treasury yield ranged from 1.42% to 3.05%, closing the period at 1.78%.
Sector Allocation and security selection
Overall, both stock selection and sector allocation negatively contributed to Fund performance relative to the R1000V during the reporting period. Fund performance during the reporting period was helped by an overweight position in the Information Technology sector and an underweight position in the Health Care sector. Underweight positions in the Financials and Industrials sectors detracted from Fund performance relative to the R1000V. The Fund's stock selection in the Real Estate and Financials sectors contributed positively, but it was offset by negative selection in the Consumer Staples and Industrials sectors, which in turn contributed negatively to Fund performance relative to the R1000V. During the reporting period, the Fund used a small allocation to high-yield5 bonds and various types of derivative securities6 including equity futures and options to seek to protect the Fund from volatile market conditions and enhance returns. Equity call options detracted -0.20% from the Fund's return, while equity index futures detracted -0.29%. Equity put options contributed to Fund performance, having a 0.02% contribution. Overall, derivatives were a net negative to Fund performance during the reporting period.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the R1000V.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MLVFA.
3	There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.
4	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and it is not possible to invest directly in an index.
5	High-yield, lower-rated securities generally entail greater market, credit/default and liquidity risks, and may be more volatile than investment-grade securities.
6	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Equity Income Fund, Inc. from November 30, 2009 to November 30, 2019, compared to the Russell 1000® Value Index (R1000V)2 and the Morningstar Large Value Funds Average (MLVFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2019
■	Total returns shown for Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
■	The returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 11/30/2019
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	0.51%	3.48%	8.57%
Class B Shares	0.62%	3.53%	8.48%
Class C Shares	4.63%	3.86%	8.33%
Class F Shares	4.08%	4.18%	8.78%
Class R Shares[4]	6.17%	4.49%	8.97%
Institutional Shares[5]	6.56%	4.91%	9.36%
R1000V	11.33%	7.83%	11.69%
MLVFA	10.33%	7.43%	10.85%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
Annual Shareholder Report

1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date; for Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and a contingent deferred sales charge of 1.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. R1000V has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The R1000V measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The R1000V is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The R1000V is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The R1000V is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4	The Fund's Class R Shares commenced operations on January 25, 2013. For the period prior to the commencement of operations of Class R Shares, the performance information shown is for Class A Shares, adjusted to reflect the expenses of Class R Shares for each year for which Class R Shares expenses would have exceeded the actual expenses paid by Class A Shares. Additionally, the performance information shown has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
5	The Fund's Institutional Shares commenced operations on March 30, 2012. For the period prior to the commencement of operations of Institutional Shares, the performance information shown is for Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares, since the Institutional Shares have a lower expense ratio than the expenses of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that occurred during the period prior to the commencement of Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At November 30, 2019, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Domestic Equity Securities	93.6%
International Equity Securities	2.5%
Cash Equilvalents[2]	3.9%
Other Assets and Liabilities—Net[3,4]	0.0%
TOTAL	100.0%
1	See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Represents less than 0.1%.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

At November 30, 2019, the Fund's sector composition5 was as follows:
Security Classification	Percentage of Equity Securities
Financials	26.7%
Health Care	11.2%
Information Technology	8.7%
Consumer Staples	8.1%
Energy	7.9%
Communication Services	7.5%
Utilities	7.4%
Industrials	7.1%
Consumer Discretionary	6.9%
Real Estate	5.2%
Materials	3.3%
TOTAL	100.0%
5	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report

Portfolio of Investments
November 30, 2019
Shares		Value in U.S. Dollars
	COMMON STOCKS—96.1%
	Communication Services—7.5%
403,837	AT&T, Inc.	$15,095,427
328,859	Comcast Corp., Class A	14,519,125
294,676	Verizon Communications, Inc.	17,751,282
123,531	Walt Disney Co.	18,724,829
	TOTAL	66,090,663
	Consumer Discretionary—6.9%
65,272	D. R. Horton, Inc.	3,612,805
111,449	eBay, Inc.	3,958,669
503,150	Ford Motor Co.	4,558,539
40,263	Home Depot, Inc.	8,878,394
37,631	Lowe's Cos., Inc.	4,414,493
55,274	McDonald's Corp.	10,749,688
48,557	Nike, Inc., Class B	4,539,594
124,262	Pulte Group, Inc.	4,926,988
30,010	Starbucks Corp.	2,563,754
51,906	TJX Cos., Inc.	3,173,014
40,825	Target Corp.	5,103,533
31,110	Toyota Motor Credit Corp., ADR	4,361,933
	TOTAL	60,841,404
	Consumer Staples—8.1%
7,579	Costco Wholesale Corp.	2,272,260
136,536	Mondelez International, Inc.	7,173,602
16,628	PepsiCo, Inc.	2,258,581
156,188	Philip Morris International, Inc.	12,952,671
173,847	Procter & Gamble Co.	21,219,765
84,578	The Coca-Cola Co.	4,516,465
179,538	WalMart, Inc.	21,381,180
	TOTAL	71,774,524
	Energy—7.9%
169,580	BP PLC, ADR	6,345,684
137,756	Chevron Corp.	16,135,360
140,162	ConocoPhillips	8,401,310
161,077	Exxon Mobil Corp.	10,974,176
115,689	Hess Corp.	7,183,130
Annual Shareholder Report

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Energy—continued
71,753		Marathon Petroleum Corp.	$4,351,102
154,215		Noble Energy, Inc.	3,201,503
48,659		Phillips 66	5,582,161
80,588		Valero Energy Corp.	7,695,348
		TOTAL	69,869,774
		Financials—22.8%
49,125		Aflac, Inc.	2,694,015
64,144		Allstate Corp.	7,142,434
72,242		Ally Financial, Inc.	2,300,185
17,552		American Express Co.	2,108,346
822,447		Bank of America Corp.	27,403,934
60,510	[1]	Berkshire Hathaway, Inc., Class B	13,330,353
42,860		CME Group, Inc.	8,689,008
73,477		Capital One Financial Corp.	7,348,435
29,103		Chubb Ltd.	4,408,522
287,880		Citigroup, Inc.	21,625,546
121,637		Citizens Financial Group, Inc.	4,678,159
26,288		Discover Financial Services	2,231,063
60,634		Goldman Sachs Group, Inc.	13,421,336
277,965		JPMorgan Chase & Co.	36,624,668
49,980		LPL Investment Holdings, Inc.	4,615,653
47,262		MetLife, Inc.	2,358,846
238,172		Morgan Stanley	11,784,751
47,026		PNC Financial Services Group	7,204,854
23,208		Prudential Financial, Inc.	2,172,733
141,057		The Hartford Financial Services Group, Inc.	8,725,786
77,185		VOYA Financial, Inc..	4,498,342
131,427		Wells Fargo & Co.	7,157,514
		TOTAL	202,524,483
		Health Care—11.2%
26,317		Abbott Laboratories	2,248,788
54,225		AbbVie, Inc.	4,757,159
10,090		Amgen, Inc.	2,368,325
22,497		Anthem, Inc.	6,493,984
17,350		Becton Dickinson & Co.	4,484,975
75,401		Bristol-Myers Squibb Co.	4,293,333
59,870		Cardinal Health, Inc.	3,294,646
19,407		Danaher Corp.	2,833,034
Annual Shareholder Report

Shares		Value in U.S. Dollars
	COMMON STOCKS—continued
	Health Care—continued
19,651	Eli Lilly & Co.	$2,306,045
91,659	Gilead Sciences, Inc.	6,163,151
145,206	Johnson & Johnson	19,964,373
28,599	McKesson Corp.	4,136,559
113,860	Medtronic PLC	12,682,865
24,040	Merck & Co., Inc.	2,095,807
363,347	Pfizer, Inc.	13,996,127
7,388	Thermo Fisher Scientific, Inc.	2,319,463
17,482	UnitedHealth Group, Inc.	4,892,687
	TOTAL	99,331,321
	Industrials—7.1%
47,189	Allegion PLC	5,664,096
35,633	Caterpillar, Inc.	5,157,164
20,107	Deere & Co.	3,378,981
40,318	Delta Air Lines, Inc.	2,310,625
26,075	Dover Corp.	2,906,841
50,393	Honeywell International, Inc.	8,997,670
71,814	Manpower, Inc.	6,652,849
22,377	Parker-Hannifin Corp.	4,448,324
39,046	Raytheon Co.	8,489,381
6,590	Roper Technologies, Inc.	2,374,838
28,394	Stanley Black & Decker, Inc.	4,478,870
25,283	Union Pacific Corp.	4,449,555
25,523	United Technologies Corp.	3,786,082
	TOTAL	63,095,276
	Information Technology—8.7%
22,450	Accenture PLC	4,516,042
20,934	Analog Devices, Inc.	2,364,495
23,537	Apple, Inc.	6,290,263
67,516	Applied Materials, Inc.	3,909,177
22,866	Broadcom, Inc.	7,230,458
138,238	Cisco Systems, Inc.	6,263,564
47,362	Fidelity National Information Services, Inc.	6,543,060
111,084	HP, Inc.	2,230,567
312,907	Intel Corp.	18,164,251
24,509	KLA Corp.	4,016,045
59,140	Microsoft Corp.	8,952,613
Annual Shareholder Report

Shares		Value in U.S. Dollars
	COMMON STOCKS—continued
	Information Technology—continued
61,361	NXP Semiconductors NV	$7,092,104
	TOTAL	77,572,639
	Materials—3.3%
98,505	CF Industries Holdings, Inc.	4,551,916
40,371	Compass Minerals International, Inc.	2,231,305
48,099	Dow, Inc.	2,567,044
79,795	DuPont de Nemours, Inc.	5,171,514
201,886	Freeport-McMoRan, Inc.	2,297,463
77,235	International Paper Co.	3,579,070
19,133	Linde PLC	3,945,416
61,744	Newmont Goldcorp Corp.	2,370,969
40,079	Nucor Corp.	2,258,852
	TOTAL	28,973,549
	Real Estate—5.2%
89,912	American Campus Communities, Inc.	4,319,372
47,890	Cyrusone, Inc.	2,983,547
70,971	Duke Realty Corp.	2,496,760
15,821	Equinix, Inc.	8,968,134
194,268	Invitation Homes, Inc.	5,931,002
47,108	National Retail Properties, Inc.	2,625,800
84,724	ProLogis, Inc.	7,756,482
19,668	Simon Property Group, Inc.	2,973,998
50,225	Sun Communities, Inc.	8,272,560
	TOTAL	46,327,655
	Utilities—7.4%
66,306	American Electric Power Co., Inc.	6,057,053
40,759	Atmos Energy Corp.	4,359,583
73,464	Dominion Energy, Inc.	6,105,593
79,412	Duke Energy Corp.	7,001,756
42,129	Edison International	2,911,114
108,406	Exelon Corp.	4,813,226
94,417	FirstEnergy Corp.	4,502,747
37,455	NextEra Energy, Inc.	8,757,728
65,291	Public Service Enterprises Group, Inc.	3,872,409
33,971	Sempra Energy	5,002,909
106,939	Southern Co.	6,629,149
Annual Shareholder Report

Shares		Value in U.S. Dollars
	COMMON STOCKS—continued
	Utilities—continued
86,981	Xcel Energy, Inc.	$5,348,462
	TOTAL	65,361,729
	TOTAL COMMON STOCKS (IDENTIFIED COST $702,660,087)	851,763,017
	INVESTMENT COMPANY—3.9%
34,577,553	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 1.77%[2] (IDENTIFIED COST 34,587,095)	34,587,926
	TOTAL INVESTMENT IN SECURITIES—100.0% (IDENTIFIED COST $737,247,182)[3]	886,350,943
	OTHER ASSETS AND LIABILITIES - NET—0.0%[4]	12,721
	TOTAL NET ASSETS—100%	$886,363,664
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended November 30, 2019, were as follows:
	Federated Institutional Prime Value Obligations Fund, Institutional Shares	High Yield Bond Portfolio	Total of Affiliated Transactions
Balance of Shares Held 11/30/2018	16,936,723	6,487,087	23,423,810
Purchases/Additions	330,467,371	245,768	330,713,139
Sales/Reductions	(312,826,541)	(6,732,855)	(319,559,396)
Balance of Shares Held 11/30/2019	34,577,553	—	34,577,553
Value	$34,587,926	$—	$34,587,926
Change in Unrealized Appreciation/Depreciation	$831	$664,853	$665,684
Net Realized Gain/(Loss)	$2,325	$902,199	$904,524
Dividend Income	$369,976	$1,554,451	$1,924,427
1	Non-income-producing security.
2	7-day net yield.
3	The cost of investments for federal tax purposes amounts to $742,890,977.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2019.
Annual Shareholder Report

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of November 30, 2019, all investments of the Fund utilized Level 1 inputs in valuing the Fund's assets carried at fair value.
The following acronym is used throughout this portfolio:
ADR	—American Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$24.48	$25.85	$22.94	$22.91	$25.35
Income From Investment Operations:
Net investment income (loss)	0.44[1]	0.43	0.48	0.52	0.45[1]
Net realized and unrealized gain (loss)	0.28	(0.52)	3.32	0.35	(1.05)
TOTAL FROM INVESTMENT OPERATIONS	0.72	(0.09)	3.80	0.87	(0.60)
Less Distributions:
Distributions from net investment income	(0.45)	(0.43)	(0.48)	(0.61)	(0.36)
Distributions from net realized gain	(3.18)	(0.85)	(0.41)	(0.23)	(1.48)
TOTAL DISTRIBUTIONS	(3.63)	(1.28)	(0.89)	(0.84)	(1.84)
Net Asset Value, End of Period	$21.57	$24.48	$25.85	$22.94	$22.91
Total Return[2]	6.34%	(0.47)%	17.02%	4.01%	(2.58)%
Ratios to Average Net Assets:
Net expenses	1.13%	1.12%	1.12%	1.13%[3]	1.12%[3]
Net investment income	2.12%	1.70%	2.05%	2.40%	1.90%
Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	0.00%[5]	0.01%	0.00%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$725,715	$785,283	$864,977	$865,164	$987,263
Portfolio turnover	97%	133%	70%	133%	123%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.13% and 1.12% for the year ended November 30, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$24.40	$25.77	$22.86	$22.84	$25.27
Income From Investment Operations:
Net investment income (loss)	0.26[1]	0.23	0.32	0.36	0.25[1]
Net realized and unrealized gain (loss)	0.28	(0.52)	3.29	0.32	(1.03)
TOTAL FROM INVESTMENT OPERATIONS	0.54	(0.29)	3.61	0.68	(0.78)
Less Distributions:
Distributions from net investment income	(0.28)	(0.23)	(0.29)	(0.43)	(0.17)
Distributions from net realized gain	(3.18)	(0.85)	(0.41)	(0.23)	(1.48)
TOTAL DISTRIBUTIONS	(3.46)	(1.08)	(0.70)	(0.66)	(1.65)
Net Asset Value, End of Period	$21.48	$24.40	$25.77	$22.86	$22.84
Total Return[2]	5.46%	(1.26)%	16.16%	3.14%	(3.33)%
Ratios to Average Net Assets:
Net expenses	1.93%	1.91%	1.91%	1.94%[3]	1.91%[3]
Net investment income	1.28%	0.89%	1.25%	1.59%	1.08%
Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$19,520	$29,846	$39,880	$45,951	$56,032
Portfolio turnover	97%	133%	70%	133%	123%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.94% and 1.91% for the year ended November 30, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$24.44	$25.81	$22.89	$22.87	$25.30
Income From Investment Operations:
Net investment income (loss)	0.28[1]	0.23	0.29	0.35	0.27[1]
Net realized and unrealized gain (loss)	0.28	(0.52)	3.34	0.34	(1.04)
TOTAL FROM INVESTMENT OPERATIONS	0.56	(0.29)	3.63	0.69	(0.77)
Less Distributions:
Distributions from net investment income	(0.30)	(0.23)	(0.30)	(0.44)	(0.18)
Distributions from net realized gain	(3.18)	(0.85)	(0.41)	(0.23)	(1.48)
TOTAL DISTRIBUTIONS	(3.48)	(1.08)	(0.71)	(0.67)	(1.66)
Net Asset Value, End of Period	$21.52	$24.44	$25.81	$22.89	$22.87
Total Return[2]	5.51%	(1.25)%	16.21%	3.18%	(3.30)%
Ratios to Average Net Assets:
Net expenses	1.87%	1.88%	1.88%	1.89%[3]	1.88%[3]
Net investment income	1.36%	0.91%	1.27%	1.63%	1.13%
Expense waiver/reimbursement[4]	0.01%	0.00%[5]	0.00%[5]	0.01%	0.00%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$25,888	$33,925	$79,347	$89,043	$106,212
Portfolio turnover	97%	133%	70%	133%	123%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.89% and 1.88% for the year ended November 30, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$24.50	$25.87	$22.95	$22.93	$25.36
Income From Investment Operations:
Net investment income (loss)	0.38[1]	0.37	0.42	0.46	0.40[1]
Net realized and unrealized gain (loss)	0.28	(0.52)	3.33	0.34	(1.05)
TOTAL FROM INVESTMENT OPERATIONS	0.66	(0.15)	3.75	0.80	(0.65)
Less Distributions:
Distributions from net investment income	(0.40)	(0.37)	(0.42)	(0.55)	(0.30)
Distributions from net realized gain	(3.18)	(0.85)	(0.41)	(0.23)	(1.48)
TOTAL DISTRIBUTIONS	(3.58)	(1.22)	(0.83)	(0.78)	(1.78)
Net Asset Value, End of Period	$21.58	$24.50	$25.87	$22.95	$22.93
Total Return[2]	6.02%	(0.71)%	16.78%	3.70%	(2.78)%
Ratios to Average Net Assets:
Net expenses	1.38%	1.36%	1.36%	1.38%[3]	1.36%[3]
Net investment income	1.86%	1.45%	1.81%	2.15%	1.70%
Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$40,892	$47,958	$53,205	$50,825	$55,424
Portfolio turnover	97%	133%	70%	133%	123%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.38% and 1.36% for the year ended November 30, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$24.48	$25.86	$22.94	$22.92	$25.35
Income From Investment Operations:
Net investment income (loss)	0.40[1]	0.39	0.46	0.48	0.42[1]
Net realized and unrealized gain (loss)	0.29	(0.53)	3.31	0.34	(1.05)
TOTAL FROM INVESTMENT OPERATIONS	0.69	(0.14)	3.77	0.82	(0.63)
Less Distributions:
Distributions from net investment income	(0.42)	(0.39)	(0.44)	(0.57)	(0.32)
Distributions from net realized gain	(3.18)	(0.85)	(0.41)	(0.23)	(1.48)
TOTAL DISTRIBUTIONS	(3.60)	(1.24)	(0.85)	(0.80)	(1.80)
Net Asset Value, End of Period	$21.57	$24.48	$25.86	$22.94	$22.92
Total Return[2]	6.17%	(0.68)%	16.88%	3.80%	(2.70)%
Ratios to Average Net Assets:
Net expenses	1.28%	1.29%	1.28%	1.29%[3]	1.28%[3]
Net investment income	1.95%	1.52%	1.88%	2.24%	1.78%
Expense waiver/reimbursement[4]	0.26%	0.25%	0.25%	0.25%	0.25%
Supplemental Data:
Net assets, end of period (000 omitted)	$15,723	$18,836	$21,524	$21,944	$23,732
Portfolio turnover	97%	133%	70%	133%	123%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.29% and 1.28% for the year ended November 30, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$24.47	$25.84	$22.93	$22.90	$25.34
Income From Investment Operations:
Net investment income (loss)	0.48[1]	0.50	0.54	0.57	0.49[1]
Net realized and unrealized gain (loss)	0.28	(0.53)	3.32	0.35	(1.03)
TOTAL FROM INVESTMENT OPERATIONS	0.76	(0.03)	3.86	0.92	(0.54)
Less Distributions:
Distributions from net investment income	(0.50)	(0.49)	(0.54)	(0.66)	(0.42)
Distributions from net realized gain	(3.18)	(0.85)	(0.41)	(0.23)	(1.48)
TOTAL DISTRIBUTIONS	(3.68)	(1.34)	(0.95)	(0.89)	(1.90)
Net Asset Value, End of Period	$21.55	$24.47	$25.84	$22.93	$22.90
Total Return[2]	6.56%	(0.22)%	17.32%	4.28%	(2.33)%
Ratios to Average Net Assets:
Net expenses	0.88%	0.88%	0.87%	0.87%[3]	0.86%[3]
Net investment income	2.31%	1.95%	2.30%	2.64%	2.06%
Expense waiver/reimbursement[4]	0.04%	0.01%	0.00%[5]	0.00%[5]	0.00%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$58,626	$92,893	$113,942	$115,923	$149,593
Portfolio turnover	97%	133%	70%	133%	123%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.87% and 0.86% for the year ended November 30, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2019
Assets:
Investment in securities, at value including $34,587,926 of investment in an affiliated holding* (identified cost $737,247,182)		$886,350,943
Cash denominated in foreign currencies (identified cost $11)		11
Restricted cash (Note 2)		1,766
Income receivable		3,867,725
Income receivable from affiliated holding		84,526
Receivable for shares sold		52,249
TOTAL ASSETS		890,357,220
Liabilities:
Payable for investments purchased	$2,721,311
Payable for shares redeemed	601,877
Payable for investment adviser fee (Note 5)	29,130
Payable for administrative fee (Note 5)	3,838
Payable for transfer agent fee	234,523
Payable for distribution services fee (Note 5)	39,758
Payable for other service fees (Notes 2 and 5)	166,451
Accrued expenses (Note 5)	196,668
TOTAL LIABILITIES		3,993,556
Net assets for 41,106,804 shares outstanding		$886,363,664
Net Assets Consist of:
Paid-in capital		$772,381,193
Total distributable earnings (loss)		113,982,471
TOTAL NET ASSETS		$886,363,664
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($725,714,912 ÷ 33,651,866 shares outstanding), $0.001 par value, 400,000,000 shares authorized	$21.57
Offering price per share (100/94.50 of $21.57)	$22.83
Redemption proceeds per share	$21.57
Class B Shares:
Net asset value per share ($19,519,714 ÷ 908,682 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$21.48
Offering price per share	$21.48
Redemption proceeds per share (94.50/100 of $21.48)	$20.30
Class C Shares:
Net asset value per share ($25,887,870 ÷ 1,202,706 shares outstanding), $0.001 par value, 300,000,000 shares authorized	$21.52
Offering price per share	$21.52
Redemption proceeds per share (99.00/100 of $21.52)	$21.30
Class F Shares:
Net asset value per share ($40,892,222 ÷ 1,894,510 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$21.58
Offering price per share (100/99.00 of $21.58)	$21.80
Redemption proceeds per share (99.00/100 of $21.58)	$21.36
Class R Shares:
Net asset value per share ($15,723,363 ÷ 728,917 shares outstanding), $0.001 par value, 300,000,000 shares authorized	$21.57
Offering price per share	$21.57
Redemption proceeds per share	$21.57
Institutional Shares:
Net asset value per share ($58,625,583 ÷ 2,720,123 shares outstanding), $0.001 par value, 400,000,000 shares authorized	$21.55
Offering price per share	$21.55
Redemption proceeds per share	$21.55
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2019
Investment Income:
Dividends (including $1,924,427 received from affiliated holdings* and net of foreign taxes withheld of $234,964)			$29,553,529
Interest			12,855
TOTAL INCOME			29,566,384
Expenses:
Investment adviser fee (Note 5)		$5,471,684
Administrative fee (Note 5)		724,697
Custodian fees		62,127
Transfer agent fee (Note 2)		1,432,862
Directors'/Trustees' fees (Note 5)		13,603
Auditing fees		31,180
Legal fees		15,155
Portfolio accounting fees		175,719
Distribution services fee (Note 5)		584,002
Other service fees (Notes 2 and 5)		2,040,179
Share registration costs		101,129
Printing and postage		79,072
Miscellaneous (Note 5)		39,920
TOTAL EXPENSES		10,771,329
Waiver and Reimbursements:
Reimbursement of investment adviser fee (Note 5)	$(12,095)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(88,547)
TOTAL WAIVER AND REIMBURSEMENTS		(100,642)
Net expenses			10,670,687
Net investment income			$18,895,697
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions:
Net realized loss on investments (including net realized gain of $904,524 on sales of investments in affiliated holdings*)	$(27,570,253)
Net realized loss on foreign currency transactions	(182,797)
Net realized loss on futures contracts	(1,880,759)
Net realized gain on written options	6,935
Net change in unrealized appreciation of investments (including net change in unrealized depreciation of $665,684 on investments in affiliated holdings*)	61,846,316
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency	449
Net change in unrealized appreciation of futures contracts	(596,304)
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	31,623,587
Change in net assets resulting from operations	$50,519,284
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income	$18,895,697	$18,361,859
Net realized gain (loss)	(29,626,874)	128,353,204
Net change in unrealized appreciation/depreciation	61,250,461	(147,959,706)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	50,519,284	(1,244,643)
Distributions to Shareholders:
Class A Shares	(116,777,228)	(42,165,371)
Class B Shares	(4,102,349)	(1,595,600)
Class C Shares	(4,774,659)	(3,162,878)
Class F Shares	(6,959,662)	(2,461,097)
Class R Shares	(2,776,976)	(1,021,217)
Institutional Shares	(14,087,701)	(5,897,964)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(149,478,575)	(56,304,127)
Share Transactions:
Proceeds from sale of shares	56,785,748	109,112,765
Net asset value of shares issued to shareholders in payment of distributions declared	141,355,592	52,913,646
Cost of shares redeemed	(221,560,386)	(268,610,375)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(23,419,046)	(106,583,964)
Change in net assets	(122,378,337)	(164,132,734)
Net Assets:
Beginning of period	1,008,742,001	1,172,874,735
End of period	$886,363,664	$1,008,742,001
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2019
1. ORGANIZATION
Federated Equity Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified , open-end management investment company. The Fund offers six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide above average income and capital appreciation.
On March 30, 2017, the Fund's T Share Class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
Class B Shares are closed to new accounts, new investors and new purchases by existing shareholders (excluding reinvestment of dividends and capital gains). Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated fund.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Directors (the “Directors”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
Annual Shareholder Report

■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $100,642 is disclosed in various locations in this Note 2 and Note 5. For the year ended November 30, 2019, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$1,091,669	$(15,863)
Class B Shares	45,311	(598)
Class C Shares	42,321	(1,567)
Class F Shares	64,073	—
Class R Shares	53,534	(1,489)
Institutional Shares	135,954	(25,397)
TOTAL	$1,432,862	$(44,914)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Annual Shareholder Report

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2019, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$1,803,601
Class B Shares	56,583
Class C Shares	72,575
Class F Shares	107,420
TOTAL	$2,040,179
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2019, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2019, tax years 2016 through 2019 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America , the state of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and to manage currency risk, duration risk and market risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate
Annual Shareholder Report

with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
At November 30, 2019, the Fund had no outstanding futures contracts.
The average notional value of long contracts held by the Fund throughout the period was $11,893,618. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At November 30, 2019, the Fund had no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in
Annual Shareholder Report

transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Option Contracts
The Fund buys or sells put and call options to seek to seek to increase yield, and to manage currency risk and market risk. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
At November 30, 2019, the Fund had no outstanding purchased and written option contracts.
The average market value of purchased put and call options held by the Fund throughout the period was $46,508 and $147,308, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
The average market value of written call options held by the Fund throughout the period was $13,890. This is based on amounts held as of each month-end throughout the fiscal period.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2019
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Purchased Options[1]	Written Options	Total
Equity contracts	$(1,880,759)	$(1,434,419)	$6,935	$(3,308,243)
1	The net realized gain (loss) on Purchased Options is found within the Net realized loss on investments on the Statement of Operations.
Annual Shareholder Report

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Purchased Options[2]	Total
Equity contracts	$(596,304)	$(230,000)	$(826,304)
2	The net change in unrealized appreciation of Purchased Options is found within the Net change in unrealized appreciation of investments on the Statement of Operations.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. Capital Stock
The following tables summarize share activity:
Year Ended November 30	2019		2018
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,408,165	$28,138,353	2,335,016	$59,915,831
Shares issued to shareholders in payment of distributions declared	6,148,125	109,912,963	1,558,659	39,522,144
Shares redeemed	(5,985,323)	(122,153,911)	(5,268,094)	(134,371,687)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,570,967	$15,897,405	(1,374,419)	$(34,933,712)

Year Ended November 30	2019		2018
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	27,521	$508,850	18,555	$524,312
Shares issued to shareholders in payment of distributions declared	210,594	3,720,048	58,021	1,466,278
Shares redeemed	(552,843)	(11,169,152)	(400,718)	(10,176,479)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(314,728)	$(6,940,254)	(324,142)	$(8,185,889)

Year Ended November 30	2019		2018
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	270,164	$5,270,353	179,752	$4,572,695
Shares issued to shareholders in payment of distributions declared	259,718	4,603,880	121,330	3,072,613
Shares redeemed	(715,496)	(14,694,706)	(1,987,467)	(51,015,887)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(185,614)	$(4,820,473)	(1,686,385)	$(43,370,579)
Annual Shareholder Report

Year Ended November 30	2019		2018
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	187,822	$3,693,070	134,389	$3,433,461
Shares issued to shareholders in payment of distributions declared	368,973	6,587,636	91,335	2,317,165
Shares redeemed	(620,134)	(12,685,312)	(324,367)	(8,287,470)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(63,339)	$(2,404,606)	(98,643)	$(2,536,844)

Year Ended November 30	2019		2018
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	163,763	$3,360,251	156,832	$4,002,767
Shares issued to shareholders in payment of distributions declared	149,406	2,669,151	38,798	983,948
Shares redeemed	(353,655)	(7,245,022)	(258,605)	(6,569,142)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	(40,486)	$(1,215,620)	(62,975)	$(1,582,427)

Year Ended November 30	2019		2018
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	763,865	$15,814,871	1,432,413	$36,663,699
Shares issued to shareholders in payment of distributions declared	777,218	13,861,914	219,027	5,551,498
Shares redeemed	(2,617,818)	(53,612,283)	(2,263,429)	(58,189,710)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(1,076,735)	$(23,935,498)	(611,989)	$(15,974,513)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(109,935)	$(23,419,046)	(4,158,553)	$(106,583,964)
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from regulatory settlement proceeds.
For the year ended November 30, 2019, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(182)	$182
Annual Shareholder Report

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2019 and 2018, was as follows:
	2019	2018
Ordinary income[1]	$53,032,562	$32,817,465
Long-term capital gains	$96,446,013	$23,486,662
1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of November 30, 2019, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$827,650
Net unrealized appreciation	$143,460,415
Capital loss carryforwards and deferrals	$(30,305,594)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for straddle loss deferrals and deferral of losses on wash sales.
At November 30, 2019, the cost of investments for federal tax purposes was $742,890,977. The net unrealized appreciation of investments for federal tax purposes was $141,940,615. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $148,701,290 and net unrealized depreciation from investments for those securities having an excess of cost over value of $6,760,675
At November 30, 2019, the Fund had a capital loss carryforward of $28,786,243 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$28,786,243	$—	$28,786,243
At November 30, 2019, for federal income tax purposes, the Fund had $1,519,351 in straddle loss deferrals.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended November 30, 2019, the Adviser voluntarily reimbursed $44,914 of transfer agent fees.
Annual Shareholder Report

The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2019, the Adviser reimbursed $12,095.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2019, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares, Class F Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.25%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2019, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class B Shares	$169,748	$—
Class C Shares	219,243	—
Class F Shares	107,743	—
Class R Shares	87,268	(43,633)
TOTAL	$584,002	$(43,633)
Annual Shareholder Report

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2019, FSC retained $196,487 fees paid by the Fund. For the year ended November 30, 2019, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2019, FSC retained $20,450 in sales charges from the sale of Class A Shares. FSC also retained $32,301, $358 and $9,715 of CDSC relating to redemptions of Class B Shares, Class C Shares and Class F Shares, respectively.
Other Service Fees
For the year ended November 30, 2019, FSSC received $232,969 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective February 1, 2020, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's A, R and IS Classes (after the voluntary waivers and/or reimbursements) will not exceed 1.11%, 1.35%, and 0.88% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2021; or (b) the date of the Fund's next effective Prospectus. Prior to February 1, 2020, the A and IS Classes did not have an expense fee limit, and the Fee Limit for the R Class was 1.35%. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Interfund Transactions
During the year ended November 30, 2019, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $3,961,983 and $9,312,677, respectively.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Annual Shareholder Report

6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2019, were as follows:
Purchases	$863,613,083
Sales	$1,027,153,377
7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of November 30, 2019, the Fund had no outstanding loans. During the year ended November 30, 2019, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2019, there were no outstanding loans. During the year ended November 30, 2019, the program was not utilized.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended November 30, 2019, the amount of long-term capital gains designated by the Fund was $96,446,013.
For the fiscal year ended November 30, 2019, 48.43% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended November 30, 2019, 39.53% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF Federated equity income fund, inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Equity Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2019, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
January 23, 2020
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2019 to November 30, 2019.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2019	Ending Account Value 11/30/2019	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,121.40	$6.01
Class B Shares	$1,000	$1,117.00	$10.19
Class C Shares	$1,000	$1,117.10	$9.87
Class F Shares	$1,000	$1,119.40	$7.33
Class R Shares	$1,000	$1,120.70	$6.65
Institutional Shares	$1,000	$1,122.40	$4.74
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.40	$5.72
Class B Shares	$1,000	$1,015.40	$9.70
Class C Shares	$1,000	$1,015.70	$9.40
Class F Shares	$1,000	$1,018.20	$6.98
Class R Shares	$1,000	$1,018.80	$6.33
Institutional Shares	$1,000	$1,020.60	$4.51
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.13%
Class B Shares	1.92%
Class C Shares	1.86%
Class F Shares	1.38%
Class R Shares	1.25%
Institutional Shares	0.89%
Annual Shareholder Report

Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Corporation comprised one portfolio(s), and the Federated Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: June 1986	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Director Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court's Board of Continuing Judicial Education and the Supreme Court's Appellate Court Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2019
Federated Equity Income Fund, Inc. (the “Fund”)
At its meetings in May 2019, the Fund's Board of Directors (the “Board”), including a majority of those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Directors”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
At the request of the Independent Directors, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2019 meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Directors. At the request of the Independent Directors, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the
Annual Shareholder Report

adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Equity Management Company of Pennsylvania (the “Adviser”) and its affiliates (collectively, “Federated”) on matters relating to the funds advised by Federated (each, a “Federated Fund”). The Independent Directors were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Directors encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Directors without management present, senior management of the Adviser also met with the Independent Directors and their counsel to discuss the materials presented and such additional matters as the Independent Directors deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due
Annual Shareholder Report

regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated Funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
Annual Shareholder Report

For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated Funds (e.g., institutional separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated Funds' advisory fees.
The CCO noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, financial resources, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the investment research and company engagement capabilities of the Adviser and its affiliates. The Board also noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board
Annual Shareholder Report

as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds' objectives or investment management techniques, or the costs to implement the funds, even within the same Peer Group.
The Fund's performance fell below the median of the relevant Peer Group for the one-year, three-year and five-year periods covered by the CCO Fee Evaluation Report. The Board discussed the Fund's performance with the Adviser, including the reasons for the Fund's performance, and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated Funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated Fund trades. In addition, the Board considered the fact that, in order for a Federated Fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or
Annual Shareholder Report

elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated Funds in response to the CCO's recommendations in the prior year's CCO Fee Evaluation Report.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated has made significant and long-term investments in areas that support all of the Federated Funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these investments (as well as any economies of scale, should they exist) were likely to be shared with the Federated Fund family as a whole. The Board noted that Federated's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed potential economies of scale to be shared with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated Fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the
Annual Shareholder Report

appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated Funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund's holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC's website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Equity Income Fund, Inc.
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313915100
CUSIP 313915209
CUSIP 313915308
CUSIP 313915407
CUSIP 313915605
CUSIP 313915506
8042506 (1/20)
Federated is a registered trademark of Federated Investors, Inc.
2020 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $30,600

Fiscal year ended 2018 - $30,600

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $23,283 and $26,576 respectively. Fiscal year ended 2019 – Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2018 – Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2019 - $495,907

Fiscal year ended 2018 - $1,082,436

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The registrant’s management and Audit Committee continue to believe that the registrant’s registered public accounting firm, Ernst & Young LLP (“EY”), has the ability to exercise objective and impartial judgment on all issues encompassed within their audit services. EY is required to make a determination that it satisfies certain independence requirements under the federal securities laws. Like other registrants, there is a risk that activities or relationships of EY, or its partners or employees, can prevent a determination from being made that it satisfies such independence requirements with respect to the registrant, which could render it ineligible to serve as the registrant’s independent public accountant.

In its required communications to the Audit Committee of the registrant’s Board, EY informed the Audit Committee that EY and/or covered person professionals within EY maintain lending relationships with certain owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY informed the Audit Committee that EY believes that these lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with financial statement audits of their respective funds of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter. On June 18, 2019, the SEC adopted amendments (effective October 3, 2019) to the Loan Rule, which, refocus the analysis that must be conducted to determine whether an auditor is independent when the auditor has a lending relationship with certain shareholders of an audit client at any time during an audit or professional engagement period.

If it were to be determined that, with respect to the Loan Rule, the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not complied with regarding the registrant, for certain periods, and/or given the implication of the Investment Rule for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may be determined not to be consistent with or comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Equity Income Fund, Inc._

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 23, 2020

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2020